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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2005

Dynamic Materials Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-8328 (Commission File Number)	84-0608431 (I.R.S. Employer Identification Number)

(303) 655-5700
(Registrant's Telephone Number, Including Area Code)

5405 Spine Road, Boulder, Colorado (Address of Principal Executive Offices)	80301 (Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On May 5, 2005, Dynamic Materials Corporation (the "Company") issued a press release announcing its financial results for the period ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information provided in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01. Financial Statements and Exhibits

  (c)
  Exhibits.

99.1	Press Release dated May 5, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMIC MATERIALS CORPORATION
By:	/s/ RICHARD A. SANTA Richard A. Santa Vice President and Chief Financial Officer

Dated: May 5, 2005

INDEX TO EXHIBITS

Number	Description
99.1	Press Release dated May 5, 2005.

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  Item 2.02. Results of Operations and Financial Condition
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS